WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2021, AS REVISED AND SUPPLEMENTED

Effective January 24, 2022, the information below replaces similar disclosure in the Prospectus under “William Blair Emerging Markets Leaders Fund – Summary – Management.”

Portfolio Manager(s). Todd M. McClone, a Partner of the Adviser, Kenneth J. McAtamney, a Partner of the Adviser, and Hugo Scott-Gall, a Partner of the Adviser, co-manage the Fund. Mr. McClone has co-managed the Fund since its inception in 2008. Mr. McAtamney and Mr. Scott-Gall have co-managed the Fund since 2022.

Dated: January 27, 2022

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.